Investments	6 Months Ended
Jun. 30, 2018
Text block [abstract]
Investments
5.	Investments

On January 1, 2018, the Company adopted IFRS 9 and classifies and accounts for its investments at amortized cost. The Company’s investments as of December 31, 2017, were classified and accounted for as held-to-maturity under IAS 39. The initial adoption of IFRS 9 had no impact on previously reported amounts (See Note 3). IFRS 9 replaces the ‘incurred loss’ model in IAS 39 with an ‘expected credit loss’ (“ECL”) model. The new impairment model applies to financial assets measured at amortized cost, contract assets and debt investments at fair value through other comprehensive loss, but not to investments in equity instruments. Under IFRS 9, credit losses are recognized earlier than under IAS 39. Under IFRS 9, loss allowances are measured on either 12-month ECLs which result from possible default events within the 12 months after the reporting date or lifetime ECLs which result from all possible default events over the expected life of a financial instrument.

The Company’s financial assets recorded at amortized cost consist of cash and cash equivalents, investments and trade and other receivables. These financial assets are considered to have a low credit risk and, as such, there was no impact to the Company’s opening accumulated deficit as a result of the change in impairment methodology.

The Company’s investments include investments in commercial paper, securities issued by several public corporations and the United States Treasury. Current investments include investments with a maturity date of greater than three months at the date of settlement. Investments with a maturity of 12 months or more from the original investment date are classified as non-current.

Investments as of June 30, 2018, and December 31, 2017, consist of the following:

	Balance as per
	June 30, 2018	December 31, 2017
	(euros in thousands)
Commercial paper	17,715	15,527
U.S. Treasury securities	2,574	9,177
Corporate fixed income bonds	15,289	7,886
Agency bond	1,499	1,453

Investments, current portion	37,077	34,043
Corporate fixed income bonds	16,650	7,060

Non-current investments	16,650	7,060

Total investments	53,727	41,103

During the six-month period ended June 30, 2018, the Company purchased investments totaling €29.6 million, which are held and denominated in U.S. dollars, and received proceeds of €18.9 million relating to investment maturities. As a result of the fluctuation in foreign currency between the euro and U.S. dollar, the Company recorded foreign currency exchange gains of approximately €3.1 million and €1.9 million as a component of finance income / (expense) for the three- and six-month periods ended June 30, 2018, respectively.